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                                                                   Exhibit 10.19

                                                                  EXECUTION COPY

                 AMENDMENT TO AGREEMENT AND PLAN OF ORGANIZATION

     THIS AMENDMENT (the "Amendment") to the Agreement and Plan of Organization, dated as of June 2, 1999 (the "Agreement"), by and among Luminant Worldwide Corporation, a Delaware corporation (f/k/a Clarant, Inc. and referred to herein as "Luminant"), Align Solutions Acquisition Corp., a Delaware corporation ("Newco"), Align Solutions Corp., a Delaware corporation (the "Company"), and the stockholders of the Company (the "Stockholders"), is made and entered into as of September 2, 1999.

                                    RECITALS

A. Luminant, Newco, the Company and the Stockholders have determined that it is in their best interests to revise the Agreement.

B. Luminant, Newco, the Company and the Stockholders desire to amend the Agreement on the terms and subject to the conditions set forth herein.

C. All of the Other Founding Companies have simultaneously agreed to amend the Other Agreements.

     NOW, THEREFORE, in consideration of the premises, the mutual agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The term "Shares" means shares of Luminant Common Stock. The term "Initial Holdings" means, with respect to each Stockholder, the number of Shares issued to the Stockholder at the Closing. All defined terms in the Agreement using the word "Clarant" are hereby revised to use the word "Luminant."

2. The Agreement is amended to provide that the references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby. To the extent that any provisions of the Agreement as in effect prior to the effectiveness of this Amendment conflict with or contradict the provisions of this Amendment, the provisions of this Amendment shall control and shall supersede such inconsistent provisions.

3.   Article 7 is hereby amended by adding the following new section 7.15:

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     7.15 EXERCISE OF OPTIONS BEFORE IPO. The Stockholders shall not themselves, and shall use their commercially reasonable best efforts to cause other holders of Options and Convertible Securities, if any, not to, exercise such Options and Convertible Securities prior to the Closing that are currently exercisable or that will become exercisable prior to Closing.

4.   Article 10 is hereby amended by adding the following new Section 10.9:

     10.9 FORM S-8 FILING. Within thirty (30) days after the Closing, Luminant agrees to file a registration statement on Form S-8 pursuant to which eligible Persons holding options to purchase Shares will be permitted to sell Shares to the public. Persons holding the "Vested Options" in Luminant identified on
EXHIBIT 2.1(a) shall be prohibited from exercising the Vested Options for a period of thirty (30) days following the Closing.

5. Section 12.1(b) is hereby amended by deleting "December 31, 1999" on the sixth line, and replacing it with "October 15, 1999."

6. Section 17.1 is hereby amended by deleting the third sentence in its entirety and replacing it with the following:

     "In addition, if Luminant is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this Section 17.1 that the number of Shares offered by any Persons (including Luminant) is greater than the number of Shares that can be offered without adversely affecting the offering, Luminant may reduce the number of Shares to be offered by first reducing the number of Shares to be offered by Persons other than Luminant, the Stockholders and the members and stockholders of the Other Founding Companies, and second by reducing pro rata the number of Shares to be offered by Luminant, the Stockholders and the members and stockholders of the Other Founding Companies; provided however that in no event shall the Shares to be offered by Luminant be reduced to less than fifty percent (50%) of the offering; further provided that if the number of Shares to be offered by Luminant is already less than or equal to fifty percent (50%) of the offering, then the number of Shares to be offered by Luminant shall not be reduced; provided, further, that the reduction in the Shares offered by Luminant and the Stockholders and the stockholders and members of the Other Founding Companies shall be effected on a pro rata basis; provided that to the extent that a member or stockholder of a Founding Company has sold (in that or one or more previous offerings), fifteen percent (15%) or more of his or her Initial Holdings pursuant to any registration under this Section 17.1, such holder's rights to be included in the offering shall be subordinate to the rights of Luminant and the other members and stockholders of the Founding Companies."

7. Article 17 of the Agreements is hereby amended by adding the following new Section 17.6:


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     17.6 SALE IN OVER-ALLOTMENT. The managing underwriter of the IPO has requested an over-allotment option relating to the IPO (the "Green Shoe"). Luminant will provide the opportunity to each of the Stockholders to sell up to fifteen percent (15%) of the Stockholder's Initial Holdings pursuant to the Green Shoe; provided however that Luminant may reduce pro rata the number of Shares to be sold by the Stockholder, the other Stockholders and the other members and stockholders of the Other Founding Companies pursuant to the Green Shoe if (a) Luminant determines that the inclusion of all or any portion of the Stockholder's Shares or the aggregate number of Shares proposed to be sold pursuant to the Green Shoe by all members and stockholders of the Founding Companies could adversely affect the "tax free" status of the transactions contemplated in the Agreement and the Luminant Plan of Organization; or (b) in the aggregate stockholders and members of the respective Founding Companies have subscribed to sell more Shares pursuant to the Green Shoe than the total number of Shares that may be sold pursuant to the Green Shoe. Any Stockholder desiring to sell Shares pursuant to the Green Shoe must execute the underwriting agreement relating to the IPO and otherwise comply with customary procedures for selling shareholders. Luminant agrees to pay the underwriting commissions and discounts payable in respect of Shares sold pursuant to the Green Shoe by the Stockholders.

8. EXHIBIT 2.1(a) is hereby amended by deleting it in its entirety and replacing it with the EXHIBIT 2.1(a) attached hereto.

9. EXHIBIT 3.3 is hereby amended by deleting it in its entirety and replacing it with the EXHIBIT 3.3 attached hereto.

10. SCHEDULE 10.8 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the SCHEDULE 10.8 attached hereto. If the actual IPO per Share price varies from the examples reflected on SCHEDULE 10.8, the number of options and the exercise prices will be adjusted using the same method of calculation that was applied to arrive at the values reflected in the examples.

11. The Company shall provide copies of resolutions of the Board of Directors and Stockholders of the Company to Luminant approving this Amendment promptly following its execution.

12. Except as herein provided, the Agreement shall remain unchanged and in full force and effect.


                            [Signature Pages Follow]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives, as of the date first above written.

                                   LUMINANT WORLDWIDE CORPORATION

                                   By: /s/ Guillermo G. Marmol
                                      ------------------------------------------
                                   Name:   Guillermo G. Marmol
                                   Title:  Chief Executive Officer and President


                                   ALIGN SOLUTIONS ACQUISITION CORP.


                                   By: /s/ Guillermo G. Marmol
                                      ------------------------------------------
                                   Name:   Guillermo G. Marmol
                                   Title:  President


                                   ALIGN SOLUTIONS CORP.


                                   By: /s/ Richard M. Scruggs
                                      ------------------------------------------
                                   Name:   Richard M. Scruggs
                                   Title:  President


                                   Stockholders' Representative


                                   ---------------------------------------------

                                   Stockholders:



                                   /s/ Richard M. Scruggs
                                   ---------------------------------------------
                                       Richard M. Scruggs


                                   /s/ David Scruggs, Trustee
                                   ---------------------------------------------
                                       Heather Christine Scruggs 1999 GST Trust


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                                   /s/ David Scruggs, Trustee
                                   ---------------------------------------------
                                       Julia Katerina Scruggs 1999 GST Trust



                                   /s/ Eric Reed
                                   ---------------------------------------------
                                       Eric Reed


                                   /s/ W. David Debbs
                                   ---------------------------------------------
                                       W. David Debbs


                                   /s/ Kristie J. Trice
                                   ---------------------------------------------
                                       Kristie J. Trice


                                   /s/ John R. Crabb
                                   ---------------------------------------------
                                       John R. Crabb


                                   /s/ Scott Williamson
                                   ---------------------------------------------
                                       Scott Williamson


                                   /s/ Amy Looper
                                   ---------------------------------------------
                                       Amy Looper


                                   /s/ Elizabeth B. Carls
                                   ---------------------------------------------
                                       Elizbeth B. Carls


                                   /s/ Tod E. Knight
                                   ---------------------------------------------
                                       Tod E. Knight


                                   /s/ John Perry Scroggie
                                   ---------------------------------------------
                                       John Perry Scroggie


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                                   ---------------------------------------------
                                      Michael R. Alsup


                                   /s/ Kay Mayberry, Trustee
                                   ---------------------------------------------
                                       The 1996 Alice C. Alsup Trust


                                   /s/ Kay Mayberry, Trustee
                                   ---------------------------------------------
                                       The 1996 Whitney H. Alsup Trust


                                   /s/ Nancy S. Bratic
                                   ---------------------------------------------
                                       Nancy S. Bratic


                                   /s/ Wylie W. McDonald
                                   ---------------------------------------------
                                       Wylie W. McDonald


                                   /s/ Michael J. Secor
                                   ---------------------------------------------
                                       Michael J. Secor


                                   /s/ J.B. Mayberry
                                   ---------------------------------------------
                                       J. Benton Mayberry


                                   /s/ J.B. Mayberry
                                   ---------------------------------------------
                                       Kasey Thomas Mayberry 1999 Trust


                                   /s/ Larry D. Pierce
                                   ---------------------------------------------
                                       Larry D. Pierce


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                                   /s/ K. David Quackenbush
                                   ---------------------------------------------
                                       K. David Quackenbush


                                   /s/ Judy Cloninger
                                   ---------------------------------------------
                                       Judy Cloninger


                                   /s/ Tim Phillips
                                   ---------------------------------------------
                                       Tim Phillips


                                   /s/ Benjamin R. McLemore, IV
                                   ---------------------------------------------
                                       Benjamin R. McLemore, IV


                                   ---------------------------------------------
                                       Michael J. Marolda


                                   ---------------------------------------------
                                       Stephen P. Crozier


                                   ---------------------------------------------
                                       Edward W. Wagner


                                   /s/ B. Reagan McLemore, III
                                   ---------------------------------------------
                                       B. Reagan McLemore, III


                                   /s/ David A. Ayers
                                   ---------------------------------------------
                                       David A. Ayers


                                   /s/ Ralph Perri
                                   ---------------------------------------------
                                       Ralph Perri


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                                   /s/ Todd Perri
                                   ---------------------------------------------
                                       Todd Perri


                                   /s/ Mark Smith
                                   ---------------------------------------------
                                       Mark Smith


                                   ---------------------------------------------
                                       Brian Stone


                                   ---------------------------------------------
                                       Joe Claborn


                                   ---------------------------------------------
                                       Kevin Hyman


                                   ---------------------------------------------
                                       Joe Ochoa


                                   /s/ Gail A. Smith
                                   ---------------------------------------------
                                       Gail Alderson Smith


                                   /s/ James Wes Wright
                                   ---------------------------------------------
                                       James Wes Wright